Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock

of

Keystone Consolidated Industries, Inc.

at

$6.50 Net Per Share

Pursuant to the Offer to Purchase Dated February 1, 2011

by

Contran Corporation

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON MARCH 1, 2011, UNLESS THE TENDER OFFER IS EXTENDED.

The Depositary for the Tender Offer is:

By First Class Mail:	By Facsimile (For Eligible Institutions only)	By Registered or Certified Mail, or Overnight Delivery:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	(617) 360-6810 Confirmation of Facsimile Transmissions by Telephone: (781) 575-2332	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL BY ANY MEANS OTHER THAN AS PROVIDED HEREIN WILL NOT CONSTITUTE A VALID DELIVERY.  YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND, IF YOU ARE A U.S. PERSON, COMPLETE THE ENCLOSED IRS FORM W-9.  IF YOU ARE A FOREIGN PERSON, YOU MUST OBTAIN AND COMPLETE AN IRS FORM W-8BEN OR OTHER IRS FORM W-8, AS APPLICABLE. BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

VOLUNTARY CORPORATE
ACTIONS COY: KCII

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Stockholder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificates(s))	Shares of Keystone Common Stock Tendered (Attach Additional Signed List if Necessary)
	Certificate Number(s)*	Total Number of Shares represented by Certificate(s)*	Number of Shares Tendered by Book Entry**	Number of Shares Tendered**

Total Shares
*	Need not be completed if transfer is made by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

You should use this Letter of Transmittal only if (1) you are also enclosing certificates for Shares (as defined below) you desire to tender, or (2) you intend to deliver certificates for such Shares under a notice of guaranteed delivery previously sent to the depositary, or (3) you are delivering Shares through a book-entry transfer into the depositary’s account at the Depository Trust Company (i.e., the book-entry transfer facility) in accordance with Section 2 (“Procedures for Tendering Shares”) of the Offer to Purchase.

If you desire to tender Shares in the tender offer, but you cannot deliver the certificates for such Shares and all other required documents to the depositary by the expiration date, or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your Shares according to the guaranteed delivery procedures set forth in Section 2 (“Procedures for Tendering Shares”) of the Offer to Purchase.  See Instruction 2.  Delivery of the Letter of Transmittal and any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

❒
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY FACILITY MAY DELIVER SHARES BY BOOK-ENTRY):

Name(s) of Tendering Institution:

Account Number:

Transaction Code Number:

❒	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s):

Date of Execution of Notice of Guaranteed Delivery::

Name of Institution that Guaranteed Delivery:

If delivered by book-entry transfer, check box and complete the following: ❒

Name(s) of Tendering Institution:

Account Number::

Transaction Code Number:

VOLUNTARY CORPORATE
ACTIONS COY: KCII

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

VOLUNTARY CORPORATE
ACTIONS COY: KCII

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Contran Corporation, a Delaware corporation (“Contran”), the above described common stock, par value $0.01 per share (the “Shares”), of Keystone Consolidated Industries, Inc., a Delaware corporation (“Keystone”), pursuant to Contran’s offer to purchase up to 2,600,000 Shares for $6.50 net per Share, in cash, without interest and less applicable withholding taxes, upon the terms and subject to the conditions set forth in the offer to purchase dated February 1, 2011 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this letter of transmittal (this “Letter of Transmittal”) (which, together with any amendments or supplements thereto or hereto, collectively constitute the “tender offer”). The tender offer expires at 11:59 p.m., New York City time, on March 1, 2011, unless extended by Contran as described in the Offer to Purchase (as extended, the “expiration date”).  Contran reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the tender offer, but any such transfer or assignment will not relieve Contran of its obligations under the tender offer or prejudice the rights of the undersigned to receive payment for Shares validly tendered and accepted for payment.

Subject to and effective on acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms and subject to the conditions of the tender offer, the undersigned hereby (1) sells, assigns and transfers to, or upon the order of, Contran, all right, title and interest in and to all the Shares that are being tendered hereby that are so accepted and paid for; (2) orders the registration of any Shares tendered by book-entry transfer that are purchased under the tender offer to or upon the order of Contran; and (3) irrevocably constitutes and appoints Computershare Trust Company, N.A. (the “depositary”) the true and lawful agent and attorney-in-fact of the undersigned, with the full knowledge that the depositary also acts as the agent of Contran, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Shares, to perform the following functions:

1. deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Contran, upon receipt by the depositary, as the undersigned’s agent, of the purchase price for Shares;

2. present such Shares for cancellation and transfer on Contran’s books; and

3. receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the tender offer.

The undersigned further understands and acknowledges that the tender offer will expire on the expiration date for the tender offer, unless extended or earlier terminated by Contran.

The undersigned hereby covenants, represents and warrants to Contran that, in connection with its tender of the Shares indicated in the box above:

1. the undersigned has a net long position in the Shares at least equal to the number of Shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is tendering the Shares in compliance with Rule 14e-4 under the Exchange Act;

2. the undersigned has received a copy of this Letter of Transmittal and the Offer to Purchase and agrees to be bound by all the terms and conditions of the tender offer;

3. the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered;

 VOLUNTARY CORPORATE
ACTIONS COY: KCII

4. when and to the extent Contran accepts the Shares for purchase, Contran will acquire good, marketable and unencumbered title to them, free and clear of all security interests, charges, liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim; and

5. the undersigned will, upon Contran’s request or the request of the depositary, as applicable, execute and deliver any additional documents deemed by Contran or depositary to be necessary or desirable to complete the tender of such Shares, all in accordance with the terms of the tender offer.

The undersigned hereby irrevocably appoints A. Andrew R. Louis and J. Mark Hollingsworth, and each of them, and any other designees of Contran, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion determine, with respect to all of the Shares tendered hereby that have been accepted for payment by Contran prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after February 1, 2011), at any meeting of stockholders of Keystone (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise.  This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Contran in accordance with the terms of the tender offer.  Such acceptance for payment shall revoke any other power of attorney, proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent power of attorney or proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

The undersigned understands that Contran’s acceptance of the Shares tendered pursuant to the procedures described in Section 2 (“Procedures for Tendering Shares”) of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Contran upon the terms and subject to the conditions of the tender offer (and if the tender offer is extended or amended, the terms or conditions of any such extension or amendment).

The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, Contran may terminate or amend the tender offer, or may postpone the acceptance for payment of, or the payment for, Shares tendered, or may accept for payment fewer than all of the Shares tendered.  The undersigned understands that (unless otherwise specified in the box entitled “Special Delivery Instructions” and/or “Special Payment Instructions” below) certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above or, in the case of Shares tendered through the book-entry transfer facility and not purchased, credited to the account at the book-entry transfer facility designated above.

THE NAMES AND ADDRESSES OF THE REGISTERED STOCKHOLDERS SHOULD BE PRINTED, IF THEY ARE NOT ALREADY PRINTED ABOVE, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.  THE CERTIFICATE NUMBERS, THE NUMBER OF SHARES REPRESENTED BY SUCH CERTIFICATES, AND THE NUMBER OF SHARES THAT THE UNDERSIGNED WISHES TO TENDER, SHOULD BE SET FORTH IN THE APPROPRIATE BOXES ABOVE.

Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please issue the check for the aggregate purchase price with respect to any Shares purchased (less the amount of any applicable withholding tax), and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned, or by credit to the account at the book-entry transfer facility designated above.  Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate purchase price for the Shares purchased (less the amount of any applicable withholding tax), and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s).  In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate purchase price for Shares purchased (less the amount of any applicable withholding tax, and the amount, if any, of any stock transfer taxes not paid by Contran) and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

VOLUNTARY CORPORATE
ACTIONS COY: KCII

The undersigned recognizes that Contran has no obligation, under the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered stockholder, or to order the registration or transfer of Shares tendered by book-entry transfer, if Contran purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

For purposes of the tender offer, the undersigned understands that Contran will be deemed to have accepted for purchase validly tendered Shares, or defectively tendered Shares with respect to which Contran has waived such defect, if, as and when Contran gives oral or written notice thereof to the depositary.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal will survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned.  Except as stated in the Offer to Purchase, this tender is irrevocable.

VOLUNTARY CORPORATE
ACTIONS COY: KCII

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1 and 7)
To be completed ONLY if Shares not tendered or not accepted for purchase and/or if the payment check for the aggregate purchase price for the Shares accepted for purchase (less the amount of any applicable withholding tax) are to be issued in the name of someone other than the undersigned, and/or if Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the book-entry transfer facility other than the account designated above.

Check One or Both Boxes as Appropriate:
□      Mail Statements to:
□      Mail Payment Check(s) to:
Name(s)
(Please Print)
Address

                            (Include Zip Code)
Taxpayer Identification Number,
Social Security Number or
Employer Identification Number:

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1 and 7)
To be completed ONLY if certificate(s) for Shares not tendered or not accepted for purchase and/or if the payment check for the aggregate purchase price for the Shares accepted for purchase (less the amount of any applicable withholding tax) are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Check One or Both Boxes as Appropriate:
□      Issue Statements to:
□      Issue Payment Check(s) to:
Name(s)
(Please Print)
Address

(Include Zip Code)
Taxpayer Identification Number,
Social Security Number or
Employer Identification Number:

VOLUNTARY CORPORATE
ACTIONS COY: KCII

SIGN HERE To Be Completed By All Tendering Stockholders
(Please Complete and Return With the Attached IRS Form W-9, or The Appropriate IRS Form W-8)
This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share certificate(s) and documents transmitted herewith.  If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Contran of such person’s authority to so act.  See Instruction 5 below.

(Signature(s) of Stockholder(s) or Authorized Signatory – Sign Here)
Dated: , 2011.

Name(s):

(Please Print)
Capacity (Full Title):

Address:

(Include Zip Code)
Area Code and Telephone No.:

SIGNATURE GUARANTEE (If Required - See Instructions 1 and 5 below)

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (include zip code) and Telephone Number (include area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Dated: , 2011.

VOLUNTARY CORPORATE
ACTIONS COY: KCII

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer

1. Guarantee of Signatures.  Except as otherwise provided in this Instruction, all signatures on this Letter of Transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”).  Signatures on this Letter of Transmittal need not be guaranteed if either (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this Letter of Transmittal, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of such Shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this Letter of Transmittal; or (b) such Shares are tendered for the account of an Eligible Institution.  See Instruction 5.  You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed.  See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.  You should use this Letter of Transmittal only if you are (a) forwarding certificates with this Letter of Transmittal, (b) going to deliver certificates under a notice of guaranteed delivery previously sent to the depositary, or (c) causing Shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 2 (“Procedures for Tendering Shares”) of the Offer to Purchase.  In order for you to validly tender Shares, the depositary must receive certificates for all physically tendered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the depositary’s account at the book-entry transfer facility, together in each case with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, or an Agent’s Message in connection with book-entry transfer, and any other documents required by this Letter of Transmittal, at one of its addresses set forth in this Letter of Transmittal by the expiration date.

The term “Agent’s Message” means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the Shares that such participant has received and agrees to be bound by the terms of the letter of transmittal and that we may enforce such agreement against such participant.

Guaranteed Delivery.  If you cannot deliver your Shares and all other required documents to the depositary by the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your Shares, pursuant to the guaranteed delivery procedure described in Section 2 (“Procedures for Tendering Shares”) of the Offer to Purchase, by or through any Eligible Institution.  To comply with the guaranteed delivery procedure, you must (1) properly complete and duly execute a notice of guaranteed delivery substantially in the form provided to you by Contran, specifying the price at which you are tendering your Shares, including (where required) a Signature Guarantee by an Eligible Institution in the form set forth in the notice of guaranteed delivery; (2) arrange for the depositary to receive the notice of guaranteed delivery by the expiration date; and (3) ensure that the depositary receives the certificates for all physically tendered Shares or book-entry confirmation of electronic delivery of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or an Agent’s Message, and all other documents required by this Letter of Transmittal, within three trading days after receipt by the depositary of such notice of guaranteed delivery, all as provided in Section 2 (“Procedures for Tendering Shares”) of the Offer to Purchase.

The notice of guaranteed delivery may be delivered by facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice.  For Shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the notice of guaranteed delivery before the expiration date.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER.  IF YOU CHOOSE TO DELIVER THE DOCUMENTS BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED.  IN ALL CASES, PLEASE ALLOW SUFFICIENT TIME TO ASSURE DELIVERY.

VOLUNTARY CORPORATE
ACTIONS COY: KCII

Except as provided herein or in the Offer to Purchase, Contran will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares.  By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered Shares.

3. Inadequate Space.  If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers, the number of Shares represented by the certificate(s) and the number of Shares tendered with respect to each certificate on a separate signed schedule attached to this Letter of Transmittal.

4. Partial Tenders.  (Not applicable to stockholders who tender by book-entry transfer.)  If fewer than all the shares represented by any certificate submitted to the depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Signature Guarantees.

•
Exact Signature.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) written on the face of the certificate(s) without any change whatsoever.

•	Joint Holders. If the Shares tendered are registered in the names of two or more persons, each such person must sign this Letter of Transmittal.

•
Multiple Certificates. If any Shares tendered are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registration of certificates.

•
Signatures of Fiduciaries.  If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit to the depositary proper evidence satisfactory to Contran of his or her authority to so act.

•
Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment of the purchase price for Shares is to be made, or the certificates for Shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s).  SIGNATURE(S) ON ANY SUCH CERTIFICATE(S) OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

•
Signed By or Payment to a Person Other than the Registered Holder. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate(s) representing such Shares must be endorsed for transfer or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such Shares.  SIGNATURE(S) ON ANY SUCH CERTIFICATE(S) OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

VOLUNTARY CORPORATE
ACTIONS COY: KCII

6. Stock Transfer Taxes.  Except as set forth in this Instruction 6, Contran will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it, or to its order, pursuant to the tender offer.  If payment is to be made to, or if Shares not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Shares are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7. Special Payment and Delivery Instructions.  If any of the following conditions holds:

a.	check(s) for the purchase price for Shares purchased pursuant to the tender offer are to be issued to a person other than the person(s) signing this Letter of Transmittal; or

b.
check(s) for the purchase price of Shares are to be sent to any person other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal, but at a different address; or

c.	certificates for any Shares not tendered, or tendered but not purchased, are to be returned to and in the name of a person other than the person(s) signing this Letter of Transmittal,

then, in each such case, you must complete the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” as applicable in this Letter of Transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 5.

8. Tax Identification Number and Backup Withholding.  Under the U.S. federal backup withholding rules, unless an exemption applies under the applicable law and regulations, the gross proceeds payable to a stockholder or other payee pursuant to the tender offer may be subject to U.S. federal backup withholding tax at the applicable rate (currently 28%).  Backup withholding generally will apply if the recipient of such payment fails to provide its taxpayer identification number (employer identification number or social security number) to the depositary (as payer), certified under penalties of perjury, as well as certain other information or otherwise fails to establish an exemption from backup withholding.  Therefore, each tendering stockholder that is a U.S. person (including a U.S. resident alien) should complete and sign the IRS Form W-9 enclosed with this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding.  If a correct taxpayer identification number is not provided to the depositary, the U.S. person may be subject to penalties imposed by the IRS.

Certain stockholders (including, among others, all corporations and certain foreign persons) are not subject to backup withholding provided they have established to the satisfaction of the depositary their exemption.  In order to satisfy the depositary that a foreign tendering stockholder qualifies as an exempt recipient, such stockholder must submit an IRS Form W-8BEN or IRS Form W-8ECI (or in the case of certain foreign partnerships and other foreign intermediaries, IRS Form W-8IMY), signed under penalties of perjury, attesting to that stockholder’s exempt status.  You can obtain a copy of the appropriate IRS Form W-8 from the depositary.

For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the IRS Form W-9 if Shares are held in more than one name), consult the enclosed General Instructions with respect to IRS Form W-9.

9. Irregularities.  Contran will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and its determination shall be final and binding on all parties.  Contran reserves the absolute right to reject any and all tenders of Shares determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful.  Contran also reserves the absolute right to waive any of the conditions of the tender offer or any defect or irregularity in the tender of any particular Shares and Contran’s interpretation of the terms of the tender offer (including these instructions) shall be final and binding on all parties.  No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived.  Unless waived, all defects or irregularities in connection with tenders must be cured within such time as Contran shall determine.  None of Contran, the depositary, the Information agent nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

VOLUNTARY CORPORATE
ACTIONS COY: KCII

10. Waiver of Conditions. Contran reserves the right, in its sole discretion, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions to the tender offer in the case of any Shares tendered, in whole or in part, at any time and from time to time.

11. Lost, Stolen, Destroyed or Mutilated Certificates.  If any certificate representing any Shares has been lost, destroyed or stolen, the stockholder should promptly notify Keystone’s transfer agent, Computershare Trust Company, N.A., at (312) 360-5239. The stockholder will then be instructed by the transfer agent as to the steps that must be taken in order to replace the certificate.  This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

12. Requests for Assistance or Additional Copies.  Questions relating to the procedure for tendering Shares and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the tender offer may be obtained from the Information agent whose address and telephone number appear on the last page of the Offer to Purchase.

VOLUNTARY CORPORATE
ACTIONS COY: KCII

THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW AT OR PRIOR TO THE EXPIRATION DATE FOR STOCKHOLDERS WISHING TO TENDER THEIR SHARES.

The Depositary for the Tender Offer is:

By First Class Mail:	By Facsimile (For Eligible Institutions only)	By Registered or Certified Mail, or Overnight Delivery:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	(617) 360-6810 Confirmation of Facsimile Transmissions by Telephone: (781) 575-2332	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and all other tender offer materials may be directed to the Information agent as set forth below and will be furnished promptly at Contran’s expense.  Questions regarding the terms of the Offer to Purchase and this Letter of Transmittal may be directed to the Information agent at its address and telephone number set forth below.  Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the tender offer.

The Information Agent for the Tender Offer is:

D. F. King & Co., Inc.

48 Wall Street
22nd Floor

New York, NY 10005

Banks and Brokers call:  (212) 269-5550

Toll free:  (800) 431-9633

Email: keystone@dfking.com